UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 25, 2006

(Date of earliest event reported)

Kent International Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-20726	20-4888864
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

376 Main Street, PO Box 74 Bedminster, NJ	07921
(Address of principal executive offices)	(Zip Code)

(908) 234-1881

(Registrant’s telephone number, including area code)

Cortech, Inc.

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 25, 2006, the Registrant, formerly a Delaware corporation, completed its reincorporation in Nevada by a merger of the Registrant with and into its wholly-owned subsidiary, Kent International Holdings, Inc., a newly formed Nevada corporation. The reincorporation effected a change in the Registrant’s legal domicile from Delaware to Nevada and a change in the name of the Registrant from Cortech, Inc. to Kent International Holdings, Inc. The Registrant’s business, assets, liabilities, net worth and headquarters were unchanged as a result of the reincorporation and the directors and officers of the Registrant prior to the reincorporation continued to serve the Registrant after the reincorporation. In addition, the Registrant’s stockholders automatically became stockholders of Kent International Holdings, Inc. on a share-for-share basis. The Registrant’s shares will continue to be quoted on the Pink Sheets under a new trading symbol that is yet to be assigned. The Registrant will announce the new trading symbol via a press release.

The reincorporation was approved by stockholders holding the majority of the outstanding common shares of the Registrant on May 22, 2006 at the Annual Meeting of Stockholders. A Certificate of Merger and Articles of Merger were filed with the Secretaries of State of Delaware and Nevada, respectively, on May 25, 2006, to effect the reincorporation.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger dated as of April 28, 2006 by and between Cortech, Inc. and Kent International Holdings, Inc., incorporated herein by reference to Exhibit A to the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 21, 2006

2.2	Certificate of Ownership and Merger of Cortech, Inc. with and into Kent International Holdings, Inc., as filed with the Delaware Secretary of State on May 25, 2006*

2.3	Articles of Merger of Cortech, Inc. and Kent International Holdings, Inc., as filed with the Nevada Secretary of State on May 25, 2006*

3.1	Articles of Incorporation of Kent International Holdings, Inc. incorporated herein by reference to Exhibit B to the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 21, 2006

3.2	Bylaws of Kent International Holdings, Inc., incorporated herein by reference to Exhibit C to the Registrant’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 21, 2006

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kent International Holdings, Inc.

By:	/s/ Bryan P. Healey
Name:	Bryan P. Healey
Title:	Chief Financial Officer

Dated: June 2, 2006

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